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EXHIBIT 10.13

                              CONSULTING AGREEMENT

         This Consulting Agreement (the "Agreement") is dated as of July 17, 2002 (the "Effective Date") by and between NEW VISUAL CORPORATION, a Utah corporation (the "Company"), and CHARLES R. CONO ("Consultant").

                                    RECITALS:

         WHEREAS, the Company desires to engage the services of the Consultant for the purpose of performing consulting services on behalf of the Company, and the Consultant agrees to perform such services, subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Consultant hereby agree as follows:

         1. SERVICES. During the term of this Agreement, Consultant shall act in the best interests of the Company and provide such consulting, advisory and related services as may be reasonably requested by the Company. At all times the method of performing the specific duties designated by the Company shall be within the control of the Consultant. Consultant acknowledges and agrees that he shall be an Independent Contractor and shall not be an "employee" of the Company for any purpose. Consultant acknowledges that he shall provide his own welfare benefits and that the Company shall not provide any welfare benefits to Consultant. Consultant shall be solely responsible for the payment of all foreign, federal, state and local sales taxes, use taxes, value added tax, withholding taxes, income tax, unemployment and workers' compensation insurance premiums, and similar taxes and charges of any kind with respect to his compensation and the services provided under this Agreement.

         2. TERM AND TERMINATION. The term of this Agreement shall begin on the Effective Date and terminate one year after the Effective Date; provided, however, that this Agreement may be terminated at any time by either party upon thirty days' written notice to the other party.

         3. COMPENSATION. In consideration of the services to be rendered by the Consultant during the term hereof, the Company shall pay Consultant $250,000, which shall be payable, in full, only if and at such time as Company shall have received gross revenues in the amount of at least Two Million Two Hundred Fifty Thousand Dollars ($2,250,000) from the distribution of the Company's motion picture currently titled "STEP INTO LIQUID."

         4. REIMBURSEMENT OF EXPENSES. In addition to the Compensation described in Section 3 above, Consultant shall be reimbursed by the Company for all reasonable out-of-pocket disbursements incurred by Consultant in connection with the performance of his services under this Agreement, including but not limited to meal, lodging and other travel expenses. Expenses in excess of $1,000 must be approved in advance by the Chief Executive Officer of the Company.

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         5. CERTAIN FEDERAL SECURITIES LAW MATTERS. Consultant acknowledges that he is aware that the federal securities laws prohibit any person who has received from an issuer material, non-public information concerning the issuer from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities. Consultant acknowledges receipt of and agrees to abide by the Company's insider trading policy.

         6. COMPANY'S REPRESENTATIONS. Company represents and warrants that it is free to enter into this Agreement and to perform each of its terms and covenants. Company represents and warrants that it is not restricted or prohibited, contractually or otherwise, from entering into and performing this Agreement and that its execution and performance of this Agreement is not a violation or breach of any other agreements between Company and any other person or entity. The Company represents and warrants that this Agreement is a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

         7. CONSULTANT REPRESENTATIONS. Consultant represents and warrants that he is free to enter into this Agreement and to perform each of its terms and covenants. Consultant represents and warrants that he is not restricted or prohibited, contractually or otherwise, from entering into and performing this Agreement, and that his execution and performance of this Agreement is not a violation or breach of any other agreement between Consultant and any other person or entity. The Consultant represents and warrants that this Agreement is a legal, valid and binding agreement of the Consultant, enforceable in accordance with its terms.

         8. MULTIPLE COUNTERPARTS. This Agreement may be executed in counterparts, each of which for all purposes is to be deemed an original, and all of which constitute, collectively, one agreement.

         9. SUCCESSORS; ASSIGNMENT; SURVIVAL. This Agreement and the rights and obligations under this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and permitted assigns. Neither this Agreement nor any rights or benefits under this Agreement may be assigned by either party to this Agreement without the other party's prior written consent.

         10. ENTIRE AGREEMENT; AMENDMENT. This Agreement supersedes any and all other agreements, either oral or in writing, between the parties with respect to the engagement of the Consultant by the Company and contains all of the covenants and agreements between the parties with respect thereto. This Agreement can only be amended by the parties in writing, executed by the party against whom enforcement of any modifications may be sought.

         11. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the substantive laws of the State of California without regard to conflict of law provisions.

         12. NOTICES. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally- recognized overnight carrier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses set forth below each party's name on the signature


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page hereto, or to such other address as the party to whom notice is to be given may have furnished to each other party in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

         13. THIRD PARTY BENEFICIARY. No person, firm, group or corporation is a third party beneficiary of this Agreement.

                            (SIGNATURE PAGE FOLLOWS)


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         IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date first mentioned above.

                                          COMPANY:

                                          NEW VISUAL CORPORATION



                                          By:  /s/ Ray Willenberg
                                          Name: Ray Willenberg
                                          Title: Chairman



                                          Address: 5920 Friars Road, Suite 104
                                                   San Diego, CA 92108

                                          CONSULTANT:



                                          /s/ Charles R. Cono
                                          CHARLES R. CONO

                                          Address:     _____________________
                                                       _____________________
                                                       _____________________



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